PROMISSORY NOTE

This  agreement  dated  for  reference  this  ____  day  of  ________,  2001

BETWEEN:
          UPGRADE INTERNATIONAL CORP., 1411 Fourth Ave., Suite 629, Seattle Washington, 98101 (hereinafter called "Borrower")
                                                            OF  THE  FIRST  PART

AND

          ----------------------------------------------------------------------
          ---------------------- (hereinafter  called  "Lender")
                                                           OF  THE  SECOND  PART


WHEREAS, borrower is desirous of borrowing and Lender is desirous of lending USD $100,000 for a period of 31 days, subject to the terms and conditions provided herein.


THEREFORE  BE  IT  AGREED  THAT;

          1. Interest will be calculated and payable upon maturity of the note at a rate of 10% per annum, and 10,000 shares will be issued as compensation for the loan.
          2.   In  the event that the loan is not repaid on the maturity date, a penalty  charge  will  be  due  and  payable  as  follows;
          -    10%  of  the  unpaid  principle and interest at the maturity date will be issued in common stock to the lender, calculated based upon the average trading price of the common stock of the borrower on the loan maturity date.
          - Warrants to acquire common stock will be issued equal to 12.5% of the unpaid principle and interest at the loan maturity date issued at a strike price being the average trading price of the borrowers common stock on the maturity date.
          - Bonus Warrants to acquire common stock will be issued equal to 20% of the unpaid principle and interest at the loan maturity date calculated at the current market issued at a strike price of $6.00.
          3. In the event that the loan principle and interest is not repaid, an additional penalty will become due and payable every 30 days following the maturity date.


Agreed  this  ____  day  of  ________________,  2001.


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Upgrade  International  Corp.


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